EXHIBIT 99.1



                               WE SELL FOR U CORP.
                          580 St. Kilda Road - Level 8
                            Melbourne, Victoria 3004
                                    Australia

              NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF HOLDERS
                              OF A MAJORITY OF THE
                   VOTING POWER OF THE COMPANY'S CAPITAL STOCK


To our Shareholders:

         Notice is hereby given to the shareholders of We Sell For U Corp., a Florida corporation ("WSFU," the "Company," "we," "us" or "our"), that the holders of a majority of the voting power of our outstanding capital stock entitled to vote thereon have approved the merger of the Company with and into its wholly-owned Delaware subsidiary, ProIndia International Inc. ("ProIndia") (formerly known as ProEnergy International Inc.) for the purpose (the "Reincorporation") of changing the Company's state of domicile from Florida to Delaware. In connection with the Reincorporation, our corporate name will be changed to ProIndia International Inc. and the number of authorized shares of capital stock will be increased to five hundred twenty million (520,000,000) shares, of which five hundred million (500,000,000) shares shall be Common Stock and twenty million (20,000,000) shares shall be Preferred Stock, each with a par value of $.0001 per share. Except as otherwise required by statute, the designations and the powers, preferences and rights, and the qualifications or restrictions thereof, of any class or classes of stock or any series of any class of stock of the Company may be determined from time to time by resolution or resolutions of the Board of Directors. A copy of the proposed form of Merger Agreement is included as Annex A to this Information Statement.

         Our sole Director has unanimously approved the Reincorporation, and as permitted by Florida law, we have received the written consent of the holder of a majority of our outstanding capital stock entitled to vote thereon approving the Reincorporation.

         ACCORDINGLY, WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT AND NO SHAREHOLDERS MEETING WILL BE HELD TO CONSIDER THE REINCORPORATION.

         Pursuant to the terms of the Merger Agreement, the Reincorporation will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our shareholders.
                                      WE SELL FOR U CORP.

                                      By:      __________________________
                                               Joseph I. Gutnick
                                               President and Chief Executive
                                               Officer

                                                                    EXHIBIT 99.1

General
-------

         The Company, a Florida corporation, proposes to reincorporate as a Delaware corporation. The reincorporation will be effected pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and between the Company and ProIndia International Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("ProIndia"), that was formed for the purpose of merging with the Company to effect the reincorporation (the "Reincorporation").

         The Company's sole director has approved the Merger Agreement and the Reincorporation and, as permitted by Florida law, we have received the written consent of the holder of a majority of our outstanding capital stock entitled to vote thereon approving the Reincorporation.

         The Merger Agreement, the Delaware certificate of incorporation of ProIndia (the "Delaware Certificate") and the Delaware bylaws of ProIndia (the "Delaware Bylaws") are included as Annexes A, B and C, respectively, to this Notice.

Principal Reasons for the Reincorporation
-----------------------------------------

         For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been the leader in adopting, construing, and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized under the General Corporation Law of the State of Delaware (the "DGCL"). Delaware has established progressive principles of corporate governance that the Company could draw upon when making business and legal decisions. The direct benefit that Delaware law provides to corporations indirectly benefits the shareholders, since they are the owners of the corporations, and because Delaware law is responsive to the needs of shareholders, Delaware law also directly benefits shareholders.

Many corporations choose to incorporate in Delaware or choose to reincorporate in Delaware, as the Company now proposes to do, in order to take advantage of Delaware's flexible and responsive corporate laws. The Company believes that the Company itself and its shareholders would benefit from the flexible corporate and legal environment provided by Delaware law.

         The Company believes that, as a Delaware corporation, it will be better able to attract and retain qualified directors and officers than it is as a Florida corporation, in part, because Delaware law is more predictable with respect to the issue of liability of directors and officers than the law of Florida or other states.

ProIndia
--------

         The Company has formed ProIndia as a wholly-owned Delaware subsidiary exclusively for the purpose of merging with the Company to effect the Reincorporation. The address and phone number of ProIndia's principal office will be the same as the Company's current address and phone number. Before the reincorporation, ProIndia will have no material assets or liabilities and will

                                                                    EXHIBIT 99.1

not have carried on any business. Upon completion of the reincorporation, the rights of the shareholders of ProIndia will be governed by the DGCL and the Delaware Certificate and the Delaware Bylaws of ProIndia.

         In connection with the Reincorporation, our corporate name will be changed to ProIndia International Inc. and the number of authorized shares of capital stock will be increased to five hundred twenty million (520,000,000) shares, of which five hundred million (500,000,000) shares shall be Common Stock and twenty million (20,000,000) shares shall be Preferred Stock, each with a par value of $.0001 per share. Except as otherwise required by statute, the designations and the powers, preferences and rights, and the qualifications or restrictions thereof, of any class or classes of stock or any series of any class of stock of the Company may be determined from time to time by resolution or resolutions of the Board of Directors.

Some Implications of the Reincorporation
----------------------------------------

         The Merger Agreement provides that the Company will merge with and into ProIndia, with ProIndia being the surviving corporation. Under the Merger Agreement, ProIndia will assume all of the Company's assets and liabilities, including obligations under the Company's outstanding indebtedness and contracts, and the Company will cease to exist as a corporate entity. The Company's existing sole director and officers will become the sole director and officers of ProIndia.

         At the effective time of the Reincorporation, (i) each outstanding share of the Company 's Common Stock, $.0001 par value, automatically will be converted into one share of Common Stock of ProIndia, $.0001 par value. Shareholders will not have to exchange their existing stock certificates for stock certificates of ProIndia. Upon request, we will issue new certificates to anyone who holds the Company's stock certificates, provided that such holder has surrendered the certificates representing the Company's shares in accordance with the Merger Agreement. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee, if required, and payment of any applicable taxes and fees.

         Shareholders whose shares of Common Stock were freely tradable before the reincorporation will own shares of ProIndia that are freely tradable after the reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the reincorporation will hold shares of ProIndia that have the same transfer restrictions after the reincorporation.

         Following the Reincorporation, the securities of the Surviving Corporation will be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") by virtue of Rule 12g-3 of the Exchange Act.

         After the reincorporation, ProIndia will continue to be a publicly held corporation, with its common stock trading on the Over the Counter Bulletin Board ("OTCBB"). The trading symbol for ProIndia will be revised to reflect the change of corporate name.

Accounting Treatment
--------------------

         The Reincorporation would be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquirer and the surviving corporation and ProIndia would be treated as the successor to the

                                                                    EXHIBIT 99.1

Company's historical operations. Accordingly, the Company's historical financial statements would be treated as the financial statements of ProIndia.

Rights of Dissenting Shareholders
---------------------------------

         Shareholders complying with Sections 607.1301, 607.1302, 607.1303, 607.1320, 607.1321, 607.1323, 607.1324 and 607.1326 of the Florida Business
Corporation Act, which we will refer to as the "Florida statute" in this section are entitled to appraisal rights in connection with the reincorporation merger. Copies of these provisions of the Florida statute are attached hereto as Annex D to this Notice.

         Section 607.1302 of the Florida statute provides that a shareholder is entitled to appraisal rights and to obtain payment of the fair value of that shareholder's shares in the event of, among other things, consummation of a merger to which the shareholder is entitled to vote.

         Under Section 607.1321 of the Florida statute, if a shareholder wishes to assert appraisal rights in connection with the Reincorporation, he or she must deliver to us, within 20 days after receiving notice from us that they may be entitled to such rights, written notice of the shareholder's intent to demand payment if the Reincorporation is completed.

         If the Reincorporation becomes effective, we must deliver a written appraisal notice and form, together with financial statements, to all shareholders who satisfied the requirements of Section 607.1321 of the Florida statute, specifying the date the corporate action became effective. The form must state, among other things:

          o    where the form must be sent;

          o where certificates must be deposited and the date by which those certificates must be deposited;

          o    a date by which we must receive the completed form;

          o an estimate of the fair value of the shares and an offer to pay each stockholder who is entitled to appraisal rights the fair value.

         A shareholder who wishes to exercise appraisal rights must return the form by the date specified in the notice. Alternatively, a shareholder who is dissatisfied with our offer of estimated fair value as set forth in the notice must notify us of his or her estimate of the fair value of shares by the due date for the form and demand payment of that estimate plus interest. Failure to return the form and, if applicable, share certificates, or notify us of his or her estimate of fair value by the due date will cause the shareholder to waive the right to demand payment.

         A shareholder may withdraw its exercise of appraisal rights by notifying us, in writing, by the date designated in the appraisal notice. A shareholder who fails to withdraw in this manner may not thereafter withdraw without our written consent. If the shareholder accepts our offer for payment of the estimated fair value for the shares, payment will be made within 90 days after our receipt of the form.

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
                                                                    EXHIBIT 99.1

         The costs and expenses of any dissent proceeding will be determined by the court and will ordinarily be assessed against us, but costs and expenses may be assessed against all or some of the dissenting shareholders, in such amounts as the court deems equitable, to the extent the court finds such dissenting shareholders acted "arbitrarily, vexatiously or not in good faith" in demanding payment after receiving an offer of payment from us. The court may also assess the reasonable fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

          o against us and in favor of any or all dissenting shareholders if the court finds that we did not substantially comply with the relevant requirements of Florida law; or

          o against us or a dissenting shareholder, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted "arbitrarily, vexatiously or not in good faith" with respect to the rights provided by the Florida law.

          o If the court finds that the services of counsel for any dissenting shareholder were of substantial benefit to the other dissenting shareholders similarly situated, and that the fees for the services should not be assessed against us, the court may award such counsel reasonable fees to be paid out of the amounts awarded to dissenting shareholders who were benefited.

         The above is only a summary of Florida's dissenters' rights provisions, and is qualified in its entirety by reference to the provisions thereof, the text of which is set forth as Annex D to this proxy statement. We urge each shareholder to carefully read the full text of the provisions of Florida law governing dissenters' rights.

Certain Federal Income Tax Consequences of Reincorporation
----------------------------------------------------------

         The Company intends the reincorporation to be a tax-free reorganization under the Internal Revenue Code. Assuming the reincorporation qualifies as a tax-free reorganization, the holders of the Company's common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the reincorporation, and neither will the Company or ProIndia. Each holder will have the same basis in the Company's common stock received as a result of the reincorporation as that holder has in the corresponding common stock held at the time the reincorporation occurs. Each holder's holding period in the Company's common stock received as a result of the reincorporation will include the period during which such holder held the corresponding common stock at the time the reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation.

         This Notice only discusses U.S. federal income tax consequences and has done so only for general information. This notice does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Notice does not address the tax consequences under state, local or foreign laws.

                                                                    EXHIBIT 99.1

         You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Effective Time
--------------

         It is anticipated that the Merger Agreement will be signed and the Reincorporation will become effective approximately 20 days after the date this Notice is first sent to shareholders. The Merger Agreement may be terminated and abandoned by action of the Company's sole director at any time prior to the effective time of the Reincorporation, if the sole director determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation would not be in the best interests of the shareholders.

                                                                         Annex A
                                                                         -------


                          AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated July __, 2009 (the "Agreement"), is between WE SELL FOR YOU CORP., a Florida corporation ("WSFU"), and ProIndia International Inc. ("ProIndia") and a wholly-owned subsidiary of WSFU. WSFU and ProIndia are sometimes hereinafter collectively referred to as the "Constituent Corporations."

                                    RECITALS

WHEREAS, WSFU is a corporation organized and existing under the laws of the State of Florida, and, as of the date hereof, has 86,400,000 shares of common stock, $.0001 par value per share, issued and outstanding ("WSFU Common Stock").

WHEREAS, ProIndia is a corporation organized and existing under the laws of the State of Delaware, and, as of the date hereof, has 100 shares of common stock, par value $0.0001 per share, issued and outstanding ("ProIndia Common Stock"), all of which are held by WSFU.

WHEREAS, the respective sole Directors of WSFU and ProIndia have adopted and approved, as the case may be, this Agreement, which is the plan of merger for purposes of the Florida Business Corporation Act and the agreement of merger for purposes of the Delaware General Corporation Law, and the transactions contemplated by this Agreement, including the Merger (as hereinafter defined).

WHEREAS, the sole Director of WSFU has determined that for the purpose of effecting the reincorporation of WSFU into the State of Delaware, this Agreement and the transactions contemplated by this Agreement, including the Merger, are advisable and in the best interests of WSFU and its shareholders, and the sole Director of ProIndia has determined that this Agreement and the transactions contemplated by this Agreement, including the Merger, are advisable and in the best interests of ProIndia and its sole stockholder.

WHEREAS, the respective sole Directors of WSFU and ProIndia have determined to recommend this Agreement and the Merger to their respective shareholders and stockholder, as the case may be.

NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, WSFU and ProIndia hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   ARTICLE I

                                   THE MERGER

1.1. Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Florida Business Corporation Act, WSFU shall be merged with and into ProIndia (the "Merger"), whereupon the

                                                                         Annex A

     separate existence of WSFU shall cease and ProIndia shall be, and is hereinafter sometimes referred to as, the "Surviving Corporation."

1.2. Filing and Effectiveness. The Merger shall become effective, upon the filing of (i) the certificate of merger with the Secretary of State of the State of Delaware and (ii) the articles of merger with the Secretary of State of the State of Florida, unless another date and time is set forth in the certificate of merger and the articles of merger. The date and time when the Merger shall become effective is referred to herein as the "Effective Date of the Merger."

1.3. Effect of the Merger.

     (a) On the Effective Date of the Merger, the separate existence of WSFU shall cease, and the Merger shall have the effects set forth in the applicable provisions of the Delaware General Corporation Law and the Florida Business Corporation Act.

     (b) Without limiting the generality of the foregoing, and subject thereto and to any other applicable laws, at the Effective Date of the Merger, all the properties, rights, privileges, powers and franchises of WSFU shall vest in the Surviving Corporation, and, subject to the terms of this Agreement, all debts, liabilities, restrictions, disabilities and duties of WSFU shall become the debts, liabilities, restrictions, disabilities and duties of the Surviving Corporation.

                                   ARTICLE II

                    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

1.4. Certificate of Incorporation. The Certificate of Incorporation of ProIndia in effect immediately prior to the Effective Date of the Merger shall be, as of the Effective Date of the Merger, the certificate of incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

1.5. By-laws. The By-laws of ProIndia in effect immediately prior to the Effective Date of the Merger shall be, as of the Effective Date of the Merger, the by-laws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

1.6. Directors and Officers. The director and officers of the Surviving Corporation as of the Effective Date of the Merger shall be the same as the director and officers of WSFU immediately prior to the Effective Date of the Merger.

                                   ARTICLE II

                         MANNER OF CONVERSION OF SHARES

2.1. WSFU Common Stock. Upon the Effective Date of the Merger, each share of WSFU Common Stock (excluding shares held by shareholders who perfect their

                                                                         Annex A

     dissenters' rights of appraisal as provided in Section 3.2 of this Agreement) that is issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into the right to receive one fully paid and nonassessable share of ProIndia Common Stock (the "Merger Consideration"). As of the Effective Date of the Merger, all shares of WSFU Common Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist and each certificate that previously represented such shares of WSFU Common Stock shall thereafter represent the Merger Consideration for all such shares.

2.2. Dissenting Shareholders. Any holder of shares of WSFU Common Stock who perfects his or her dissenters' rights of appraisal in accordance with and as contemplated by Section 607.1302 of the Florida Business Corporation Act shall be entitled to receive the value of such shares in cash as determined pursuant to Sections 607.1320 through 607.1333 of the Florida Business Corporation Act; provided, however, that no such payment shall be made to any dissenting shareholder unless and until such dissenting shareholder has complied with the applicable provisions of the Florida Business Corporation Act, and surrendered to the Surviving Corporation the certificate or certificates representing the shares for which payment is being made. In the event that after the Effective Date of the Merger a dissenting shareholder of WSFU fails to perfect, or effectively withdraws or loses, his or her right to appraisal and of payment for his or her shares, such dissenting shareholder shall be entitled to receive the Merger Consideration in accordance with Section 3.1 upon surrender of the certificate or certificates representing the shares of WSFU Common Stock held by such shareholder.

2.3. ProIndia Common Stock. Upon the Effective Date of the Merger, each share of ProIndia Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be cancelled without compensation therefor and returned to the status of authorized but unissued shares.

2.4. Exchange of Certificates.

     (a) After the Effective Date of the Merger, each holder of an outstanding certificate representing WSFU Common Stock (excluding holders of certificates who perfect their dissenters' rights of appraisal as provided in Section 3.2 of this Agreement) may, at such holder's option, surrender the same for cancellation to such entity as the Surviving Corporation so designates as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the Merger
          Consideration. Until so surrendered, each outstanding certificate theretofore representing WSFU Common Stock shall be deemed for all purposes to represent the Merger Consideration and the associated rights.

     (b) The registered owners of WSFU Common Stock on the books and records of WSFU immediately prior to the Effective Date of the Merger (excluding

                                                                         Annex A

          registered owners who perfect their dissenters' rights of appraisal as provided in Section 3.2 of this Agreement) shall be the registered owners of ProIndia Common Stock on the books and records of ProIndia immediately after the Effective Time of the Merger, and the holders of shares of WSFU Common Stock, until such certificates shall have been surrendered for transfer or conversion or otherwise accounted for by the Surviving Corporation, shall be entitled to exercise any voting and other rights with respect to, and receive dividends and other distributions upon, the shares of ProIndia Common Stock that the holders of WSFU Common Stock would be entitled to receive pursuant to the Merger.

     (c) Each certificate representing ProIndia Common Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transfer that appeared on the certificates representing WSFU Common Stock so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

     (d) If any certificate representing shares of ProIndia Common Stock is to be issued in a name other than the name in which the certificate surrendered in exchange therefor is registered, the following conditions must be satisfied before the issuance thereof: (i) the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer; (ii) such transfer shall otherwise be proper; and (iii) the person requesting such transfer shall pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than the name of the registered holder of the certificate surrendered or shall establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                  ARTICLE III

                               GENERAL PROVISIONS

3.1. Covenants of WSFU. WSFU covenants and agrees that it will on or before the Effective Date of the Merger take all such other actions as may be required by the Delaware General Corporation Law and the Florida Business Corporation Act to effect the Merger.

3.2. Covenants of ProIndia. ProIndia covenants and agrees that it will on or before the Effective Date of the Merger:

     (a) take such action as may be required to qualify to do business as a foreign corporation in the states in which WSFU is qualified to do business immediately before the Effective Date of the Merger and in connection therewith irrevocably appoint an agent for service of process as required under the applicable provisions of the relevant state laws;

     (b) take all such other actions as may be required by the Delaware General Corporation Law and the Florida Business Corporation Act to effect the Merger.

                                                                         Annex A

3.3. Conditions to the Obligations of the Constituent Corporations to Effect the Merger. The respective obligation of each Constituent Corporation to effect the Merger shall be subject to the satisfaction at or prior to the Effective Date of the Merger of the following conditions:

     (a) The Agreement shall have been approved by a majority of the outstanding shares of WSFU Common Stock entitled to vote on the Agreement, and the Agreement shall have been adopted by the affirmative vote of a majority of the outstanding shares of ProIndia Common Stock entitled to vote on the Agreement.

     (b) No statute, rule, regulation, executive order, decree, ruling, injunction or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction which prohibits, restrains, enjoins or restricts the consummation of the Merger; provided, however that the Constituent Corporations shall use their reasonable best efforts to cause any such decree, ruling, injunction or other order to be vacated or lifted.

     (c) Holders of shares of WSFU Common Stock holding no more than one percent (1%) of the outstanding WSFU Common Stock shall continue to have a right to exercise appraisal, dissenters' or similar rights under applicable law with respect to their WSFU Common Stock by virtue of the Merger.

3.4. Further Assurances. From time to time, as and when required by ProIndia, WSFU shall execute and deliver or shall cause to be executed and delivered such deeds and other instruments, and WSFU shall take or cause to be taken any actions as shall be appropriate or necessary, (a) to vest or perfect in ProIndia or confirm that ProIndia shall have record ownership of or otherwise own the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of WSFU on the Effective Date of the Merger or shortly thereafter and (b) to carry out the purposes of or to effectuate this Agreement by the Effective Date of the Merger or shortly thereafter, unless a specific deadline is established by this Agreement.

3.5. Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of any Constituent Corporation, notwithstanding the approval or adoption, as the case may be, of this Agreement by the shareholders or stockholder, as the case may be, of any or both of the Constituent Corporations.

3.6. Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 2711 Centerville Road, Suite 400,
     Wilmington, Delaware 19808 and Corporation Service Company is the registered agent of the Surviving Corporation at such address.

3.7. Agreement.  Executed  copies  of  this  Agreement  will  be on  file at the

                                                                         Annex A

     principal place of business of the Surviving Corporation in Melbourne, Victoria, Australia, and copies thereof will be furnished to any shareholder or stockholder, as the case may be, of either Constituent Corporation, upon request and without cost.

3.8. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware (without giving effect to principles of conflicts of laws) and, so far as applicable, the merger provisions of the Florida Business Corporation Act.

3.9. Counterparts. In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, WSFU and ProIndia have caused this Agreement to be executed as of the day and year first above written by their respective duly authorized officers.

                               WE SELL FOR U CORP.
                               a Florida corporation


                               By:      /s/ Peter Lee
                                  -------------------------------------
                                        Peter Lee
                                        Chief Financial Officer and Secretary

                               ProIndia International Inc.
                               a Delaware corporation


                               By:  /s/ Joseph Gutnick
                                  -------------------------------------
                                        Joseph Gutnick
                                        President

                                                                         Annex B
                                                                         -------

                          CERTIFICATE OF INCORPORATION

                                       OF

                          PROENERGY INTERNATIONAL INC.

                  The undersigned, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the `General Corporation Law of the State of Delaware'), hereby certifies that:

                  FIRST:   The name of the corporation is ProEnergy
International Inc. (hereinafter called the "Corporation").

                  SECOND: The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

                  THIRD:   The nature of the business and the purposes to be
conducted and promoted by the Corporation are as follows:


                  To conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                  FOURTH: The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that the Corporation is authorized to issue is five hundred twenty million (520,000,000) shares. Five hundred million (500,000,000) shares shall be Common Stock and twenty million (20,000,000) shares shall be Preferred Stock, each with a par value of $.0001 per share. Except as otherwise required by statute, the designations and the powers, preferences and rights, and the qualifications or restrictions thereof, of any class or classes of stock or any series of any class of stock of the Corporation may be determined from time to time by resolution or resolutions of the Board of Directors.

                  FIFTH:   The name and the mailing address of the incorporator
is as follows:


              NAME                               MAILING ADDRESS
              ----                               ------- -------
              Alex Chung                         Phillips Nizer LLP
                                                 666 Fifth Avenue, 28th Floor
                                                 New York, NY  10103-0084

                                                                         Annex B

                  SIXTH:   The Corporation is to have perpetual existence.

                  SEVENTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of ss. 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented. Without limiting the generality of the foregoing, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment, modification or repeal of this Article SEVENTH shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

                  EIGHTH: The Corporation shall, to the fullest extent permitted by the provisions of ss. 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

                  NINTH: The Board of Directors of the Corporation is authorized and empowered form time to time in its discretion to make, alter, amend or repeal the By-laws of the Corporation.

                  TENTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this certificate of incorporation are granted subject to the provisions of this Article TENTH.

Dated as of May 11, 2009.

                                             /s/Alex Chung
                                             ---------------------------
                                             Alex Chung
                                             Incorporator
                                             c/o Phillips Nizer LLP
                                             666 Fifth Avenue, 28th Floor
                                             New York, N0084

                                                                         Annex C
                                                                         -------


                                     BY-LAWS

                                       OF

                           ProIndia International Inc.

                               (the "Corporation")


                                    ARTICLE I

                                     OFFICES
                                     -------

Section 1. The registered office shall be in the city of Wilmington, County of New Castle, State of Delaware.

Section 2. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS
                            ------------------------

Section 1. All meetings of the stockholders for the election of directors shall be held at such place as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. Annual meetings of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not fewer than ten (10) nor more than sixty (60) days before the date of the meeting.

Section 4. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each

                                                                         Annex C

stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, shall be called by the president or secretary at the request in writing of a majority of the Board of Directors.

Section 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not fewer than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 8. The holders of fiftypercent (50%) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 9. All questions (other than the election of directors) shall, unless otherwise provided by the certificate of incorporation, these by-laws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation which are present in person or by proxy and entitled to vote thereon.

Section 10. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

                                                                         Annex C

Section 11.

A. Annual Meetings of Stockholders

         1. Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 11, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 11.

         2. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the by-laws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of capital stock of the Corporation

                                                                         Annex C

that are owned beneficially and held of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation as to whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

         3. Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming the nominees for additional directorships at least seventy (70) days prior to the first anniversary of the preceding year's annual meeting (or, if the annual meeting is held more than thirty (30) days before or sixty (60) days after such anniversary date, at least seventy (70) days prior to such annual meeting), a stockholder's notice required by this Section 11 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

B. Special Meetings of Stockholders.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 11(B), who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section
11. If the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (A)(2) of this Section 11 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the later of (x) the close of business on the ninetieth (90th) day prior to such special meeting or (y) the close of business on the tenth (10th) day following the day on which public announcement is first made of the date of such special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

                                                                         Annex C

C. General.

1. Only such persons who are nominated in accordance with the procedures set forth in this Section 11 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this
Section 11. Except as otherwise provided by law, the certificate of incorporation or these by-laws, the chairperson of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 11 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (A)(2)(c)(iv) of this Section 11) and (b) if any proposed nomination or business is not in compliance herewith, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.

2. For purposes of this Section 11, "public announcement" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 and 15(d) of the Exchange Act.

3. Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 11 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the certificate of incorporation. Notwithstanding any other provision of law, the certificate of incorporation or these by-laws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two thirds of the votes which all the stockholders would be entitled to cast at any annual election of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Section 11.

Section 12. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairperson of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairperson, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairperson of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the

                                                                         Annex C

meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairperson of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

                                   ARTICLE III

                                    DIRECTORS
                                    ---------

Section 1. The property and business of the corporation shall be managed and controlled by its board of Directors which initially shall consist of one person, the exact number of which shall be as fixed from time to time by resolution of the Board of Directors. The directors need not be stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS
                       ----------------------------------

Section 2. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

Section 3. The first meeting of each newly elected Board of Directors shall be held immediately after the annual meeting of stockholders and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at such time and place, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

Section 4. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board.

Section 5. Special meetings of the Board may be called by the president on three
(3) days' notice to each director by mail or two (2) days' notice to each director either personally or by telegram, facsimile or other lawful means of communication (including electronic mail); special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two (2) directors unless the Board consists of only one (1) director, in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

Section 6. At all meetings of the Board a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present

                                                                         Annex C

at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 7. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 8. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                             COMMITTEES OF DIRECTORS
                             -----------------------

Section 9. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Except as otherwise required by law, any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

Section 10. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                            COMPENSATION OF DIRECTORS
                            -------------------------

Section 11. Unless otherwise restricted by the certificate of incorporation or these by-laws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                                                         Annex C

                                   ARTICLE IV

                                     NOTICES
                                     -------

Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to stockholders and directors may also be given by all other lawful means.

Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V

                                    OFFICERS
                                    --------

Section 1. The officers of the Corporation shall be chosen by the Board of Directors and shall be a president, treasurer and a secretary. The Board of Directors may elect from among its members a Chairman of the Board and a Vice Chairman of the Board. The Board of Directors may also choose one or more vice-presidents, assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide.

Section 2. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a chief executive officer, a president, a chief financial officer, a treasurer and a secretary and may choose vice presidents.

Section 3. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

Section 4. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

Section 5. The officers of the Corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

                                                                         Annex C

                            THE CHAIRMAN OF THE BOARD
                            -------------------------

Section 6. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. He or she shall have and may exercise such powers as are, from time to time, assigned to him by the Board and as may be provided by law.

Section 7. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. He or she shall have and may exercise such powers as are, from time to time, assigned to him by the Board and as may be provided by law.

                        THE PRESIDENT AND VICE-PRESIDENTS
                        ---------------------------------

Section 8. The president shall be the chief executive officer of the Corporation; and in the absence of the Chairman and Vice Chairman of the Board he or she shall preside at all meetings of the stockholders and the Board of Directors; he or she shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

Section 9. He or she shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

Section 10. In the absence of the president or in the event of his inability or refusal to act, the vice-president, if any, (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                      THE SECRETARY AND ASSISTANT SECRETARY
                      -------------------------------------

Section 11. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he or she shall be. He or she shall have custody of the corporate seal of the Corporation and he or she, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

                                                                         Annex C

Section 12. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURERS
                     --------------------------------------

Section 13. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

Section 14. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the Board of Directors, at its regular meetings or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the Corporation.

Section 15. If required by the Board of Directors, he or she shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 16. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                                   ARTICLE VI

                              CERTIFICATE OF STOCK
                              --------------------

Section 1. Shares of capital stock of the Corporation may be certificated or uncertificated, as provided under the General Corporation Law of the State of Delaware. Shares of capital stock of the Corporation shall be issued in such form as shall be approved by the Board of Directors. Certificated shares shall be signed by, or in the name of the Corporation by, the chairperson or vice-chairperson of the Board of Directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation, certifying the number of shares owned by him in

                                                                         Annex C

the Corporation. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificate issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions or such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 2. Any of or all the signatures on certificated shares may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

                                LOST CERTIFICATES
                                -----------------

Section 3. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed; provided, however, that if such shares have ceased to be certificated, a new certificate shall be issued only upon written request to the transfer agent or registrar of the Corporation. The Board of Directors may require such owner to satisfy other reasonable requirements as it deems appropriate under the circumstances.

                                TRANSFER OF STOCK
                                -----------------

Section 4. Transfers of stock shall be made only upon the books of the Corporation, if such shares are certificated, by the holder, in person or by duly authorized attorney, and on the surrender of the certificate or certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require, or upon proper instructions from the holder of uncertificated shares. The Board of Directors shall have the power to make all such rules and regulations, not inconsistent with the certificate of incorporation and these by-laws and the General Corporation Law of the State of Delaware, as the Board of Directors may deem appropriate concerning the issue, transfer and registration of certificates for stock of the Corporation. The Board of Directors may appoint one or more transfer agents or registrars of transfers, or both, and may require all certificated shares to bear the signature of either or both.

                                                                         Annex C

                               FIXING RECORD DATE
                               ------------------

Section 5. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                             REGISTERED STOCKHOLDERS
                             -----------------------

Section 6. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII

                               GENERAL PROVISIONS
                               ------------------

                                    DIVIDENDS
                                    ---------

Section 1. Dividends upon the capital stock of the Corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

Section 2. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                   FISCAL YEAR
                                   -----------

Section 3. The fiscal year of the Corporation shall end of December 31 of each calendar year.

                                                                         Annex C

                                      SEAL
                                      ----

Section 4. The Board of Directors may adopt a corporate seal having inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE VIII

                                   AMENDMENTS
                                   ----------

These by-laws may be altered, amended or repealed or new by-laws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such special meeting. If the power to adopt, amend or repeal by- laws is conferred upon the Board of Directors by the certificate of incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal by-laws.

                                                                         Annex D
                                                                         -------


           PROVISIONS OF FLORIDA BUSINESS CORPORATION ACT RELATING TO
                                APPRAISAL RIGHTS

607.1301 APPRAISAL RIGHTS; DEFINITIONS.

The following definitions apply to Sections 607.1302-607.1333:

(1) "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of Section 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2) "Beneficial stockholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

(3) "Corporation" means the issuer of the shares held by a stockholder demanding appraisal and, for matters covered in Section 607.1322-607.1333, includes the surviving entity in a merger.

(4)  "Fair value" means the value of the corporation's shares determined:

     (a) Immediately before the effectuation of the corporate action to which the stockholder objects.

     (b) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining stockholders.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6)  "Preferred  shares"  means a class or series of shares the holders of which
     have   preference   over  any  other  class  or  series  with   respect  to
     distributions.

(7) "Record stockholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8) "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9)  "Shareholder" means both a record stockholder and a beneficial stockholder.

                                                                         Annex D
607.1302 RIGHT OF STOCKHOLDERS TO APPRAISAL.

(1) A stockholder is entitled to appraisal rights, and to obtain payment of the fair value of that stockholder's shares, in the event of any of the following corporate actions:

     (a) Consummation of a merger to which the corporation is a party if stockholder approval is required for the merger by Section 607.1103 and the stockholder is entitled to vote on the merger or if the corporation is a subsidiary and the merger is governed by Section 607.1104;

     (b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the stockholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any stockholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

     (c) Consummation of a disposition of assets pursuant to Section 607.1202 if the stockholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the stockholders within 1 year after the date of sale;

     (d) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, by-laws, or a resolution of the board of directors, except that no by-law or board resolution providing for appraisal rights may be amended or otherwise altered except by stockholder approval; or

     (e) With regard to shares issued prior to October 1, 2003, any amendment of the articles of incorporation if the stockholder is entitled to vote on the amendment and if such amendment would adversely affect such stockholder by:

          1. Altering or abolishing any preemptive rights attached to any of his or her shares;

          2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

          3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the stockholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

          4. Reducing the stated redemption price of any of the stockholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his

                                                                         Annex D

               or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

          5. Making noncumulative, in whole or in part, dividends of any of the stockholder's preferred shares which had theretofore been cumulative;

          6.   Reducing   the  stated   dividend   preference   of  any  of  the
               stockholder's preferred shares; or

          7. Reducing any stated preferential amount payable on any of the stockholder's preferred shares upon voluntary or involuntary liquidation.

(2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

     (a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

          1. Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

          2. Not so listed or designated, but has at least 2,000 stockholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial stockholders owning more than 10 percent of such shares.

     (b)  The applicability of paragraph (a) shall be determined as of:

          1. The record date fixed to determine the stockholders entitled to receive notice of, and to vote at, the meeting of stockholders to act upon the corporate action requiring appraisal rights; or

          2. If there will be no meeting of stockholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

     (c) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

     (d) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

                                                                         Annex D

          1. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

               a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

               b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

          2. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other stockholders as such, other than:

               a.   Employment,  consulting,  retirement,  or  similar  benefits
                    established   separately   and   not  as   part   of  or  in
                    contemplation of the corporate action;

               b.   Employment,  consulting,  retirement,  or  similar  benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in Section 607.0832; or

               c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity
                    generally  to  other   directors  of  such  entity  or  such
                    affiliate.

                                                                         Annex D

     (e) For the purposes of paragraph (d) only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4) A stockholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

     (a) Was not effectuated in accordance with the applicable provisions of this section or the corporation's articles of incorporation, by-laws, or board of directors' resolution authorizing the corporate action; or

     (b)  Was procured as a result of fraud or material misrepresentation.

607.1303 ASSERTION OF RIGHTS BY NOMINEES AND BENEFICIAL OWNERS.

(1) A record stockholder may assert appraisal rights as to fewer than all the shares registered in the record stockholder's name but owned by a beneficial stockholder only if the record stockholder objects with respect to all shares of the class or series owned by the beneficial stockholder and notifies the corporation in writing of the name and address of each beneficial stockholder on whose behalf appraisal rights are being asserted. The rights of a record stockholder who asserts appraisal rights for only part of the shares held of record in the record stockholder's name under this subsection shall be determined as if the shares as to which the record stockholder objects and the record stockholder's other shares were registered in the names of different record stockholders.

                                                                         Annex D

(2) A beneficial stockholder may assert appraisal rights as to shares of any class or series held on behalf of the stockholder only if such stockholder:

     (a) Submits to the corporation the record stockholder's written consent to the assertion of such rights no later than the date referred to in
          Section 607.1322(2)(b)2.

     (b) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial stockholder.

607.1320 NOTICE OF APPRAISAL RIGHTS.

(1) If proposed corporate action described in Section 607.1302(1) is to be submitted to a vote at a stockholders' meeting, the meeting notice must state that the corporation has concluded that stockholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of Sections 607.1301-607.1333 must accompany the meeting notice sent to those record stockholders entitled to exercise appraisal rights.

(2) In a merger pursuant to Section 607.1104, the parent corporation must notify in writing all record stockholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in Section 607.1322.

(3) If the proposed corporate action described in Section 607.1302(1) is to be approved other than by a stockholders' meeting, the notice referred to in subsection (1) must be sent to all stockholders at the time that consents are first solicited pursuant to Section 607.0704, whether or not consents are solicited from all stockholders, and include the materials described in
     Section 607.1322.

607.1321 NOTICE OF INTENT TO DEMAND PAYMENT.

(1)  If proposed  corporate  action  requiring  appraisal  rights under  Section
     607.1302 is submitted to a vote at a stockholders' meeting, or is submitted to a stockholder pursuant to a consent vote under Section 607.0704, a stockholder who wishes to assert appraisal rights with respect to any class or series of shares:

     (a) Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to Section 607.1320(3) if action is to be taken without a stockholder meeting, written notice of the stockholder's intent to demand payment if the proposed action is effectuated.

     (b) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(2) A stockholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

                                                                         Annex D

607.1322 APPRAISAL NOTICE AND FORM.

(1) If proposed corporate action requiring appraisal rights under Section 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all stockholders who satisfied the requirements of Section 607.1321. In the case of a merger under Section 607.1104, the parent must deliver a written appraisal notice and form to all record stockholders who may be entitled to assert appraisal rights.

(2) The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

     (a) Supply a form that specifies the date that the corporate action became effective and that provides for the stockholder to state:

          1.   The stockholder's name and address.

          2. The number, classes, and series of shares as to which the stockholder asserts appraisal rights.

          3.   That the stockholder did not vote for the transaction.

          4. Whether the stockholder accepts the corporation's offer as stated in subparagraph (b)4.

          5. If the offer is not accepted, the stockholder's estimated fair value of the shares and a demand for payment of the stockholder's estimated value plus interest.

     (b)  State:

          1. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

          2. A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the stockholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

          3.   The corporation's estimate of the fair value of the shares.

          4. An offer to each stockholder who is entitled to appraisal rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

          5. That, if requested in writing, the corporation will provide to the stockholder so requesting, within 10 days after the date

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                                                                         Annex D

               specified in subparagraph 2., the number of stockholders who return the forms by the specified date and the total number of shares owned by them.

          6. The date by which the notice to withdraw under Section 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

     (c)  Be accompanied by:

          1. Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

          2.   A copy of  Sections  607.1301-607.1333.

607.1323  PERFECTION  OF RIGHTS; RIGHT TO WITHDRAW.

(1) A stockholder who wishes to exercise appraisal rights must execute and return the form received pursuant to Section 607.1322(1) and, in the case of certificated shares, deposit the stockholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to Section 607.1322(2)(b)2. Once a stockholder deposits that stockholder's certificates or, in the case of uncertificated shares, returns the executed forms, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection (2).

(2) A stockholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to Section 607.1322(2)(b)6. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

(3) A stockholder who does not execute and return the form and, in the case of certificated shares, deposit that stockholder's share certificates if required, each by the date set forth in the notice described in subsection
     (2), shall not be entitled to payment under this chapter.

607.1324 SHAREHOLDER'S ACCEPTANCE OF CORPORATION'S OFFER.

(1) If the stockholder states on the form provided in Section 607.1322(1) that the stockholder accepts the offer of the corporation to pay the corporation's estimated fair value for the shares, the corporation shall make such payment to the stockholder within 90 days after the corporation's receipt of the form from the stockholder.

(2) Upon payment of the agreed value, the stockholder shall cease to have any interest in the shares.

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                                                                         Annex D

607.1326 PROCEDURE IF STOCKHOLDER IS DISSATISFIED WITH OFFER.--

(1) A stockholder who is dissatisfied with the corporation's offer as set forth pursuant to Section 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to Section 607.1322(1) of that stockholder's estimate of the fair value of the shares and demand payment of that estimate plus interest.

(2) A stockholder who fails to notify the corporation in writing of that stockholder's demand to be paid the stockholder's stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in Section 607.1322(2)(b) 2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to Section 607.1322(2)(b)4.

607.1331 COURT COSTS AND COUNSEL FEES.

(1) The court in an appraisal proceeding commenced under 1 Section 607.1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the stockholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such stockholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the corporation and in favor of any or all stockholders demanding appraisal if the court finds the corporation did not substantially comply with Sections 607.1320 and 607.1322; or

     (b) Against either the corporation or a stockholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3) If the court in an appraisal proceeding finds that the services of counsel for any stockholder were of substantial benefit to other stockholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the stockholders who were benefited.

(4)  To the extent the corporation  fails to make a required payment pursuant to
     Section 607.1324, the stockholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

(5) Note.--Section 607.1330 does not exist. It was included in H.B. 1623 but was deleted from the bill before it was passed. House Bill 1623 became ch. 2003-283.

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                                                                         Annex D

607.1332 DISPOSITION OF ACQUIRED SHARES.

         Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such stockholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

607.1333 LIMITATION ON CORPORATE PAYMENT.

(1) No payment shall be made to a stockholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of Section 607.06401. In such event, the stockholder shall, at the stockholder's option:

     (a) Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

     (b) Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the stockholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2) The stockholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the stockholder fails to exercise the option, the stockholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.